                                                                  EXECUTION COPY


                      BORROWER PLEDGE AGREEMENT SUPPLEMENT

            BORROWER PLEDGE AGREEMENT SUPPLEMENT, dated as of August 22, 2001 (this "Supplement"), made by ARMOR HOLDINGS, INC., a Delaware corporation (the "Pledgor"), in favor of BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") under the Amended and Restated Credit Agreement, dated as of August 22, 2001 (as further amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"), among the Pledgor, the Lenders, the Administrative Agent, Banc of America Securities LLC, as sole lead arranger and book manager, First Union National Bank, as documentation agent, and SunTrust Bank, as co-agent.

         1. Reference is hereby made to that certain Borrower Pledge Agreement, dated as of February 12, 1999, made by the Pledgor, in favor of Canadian Imperial Bank of Commerce, as original administrative agent (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"). Pursuant to the Credit Agreement, each Lender and the Pledgor have acknowledged and agreed that Bank of America, N.A. as Administrative Agent has succeeded to all of the rights, powers and duties of the Original Administrative Agent under the Pledge Agreement and the other Loan Documents. Terms defined in the Pledge Agreement are used herein as therein defined.

         2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent for the benefit of the Lenders and the Issuing Lender under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make their Loans and the Issuing Lender to issue Letters of Credit under the Credit Agreement and the other Loan Documents, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender, (a) all of the Capital Stock of BENGAL ACQUISITION CORP., a Delaware corporation, ARMOR BRANDS, INC., a Delaware corporation, ARMORGROUP INTEGRATED SYSTEMS, INC., a Delaware corporation, ARMOR HOLDINGS GP, LLC, a Delaware limited liability company, ARMOR HOLDINGS LP, LLC, a Delaware limited liability company, BREAK-FREE ARMOR CORP., a Delaware corporation, GLOBAL SUPPORT SYSTEMS, INC., a Delaware corporation, LIGHTNING POWDER COMPANY, INC., a Delaware corporation, MONADNOCK LIFETIME PRODUCTS, INC., a Delaware corporation, NETWORK AUDIT SYSTEMS, INC., a Delaware corporation, NEW TECHNOLOGIES ARMOR, INC., a Delaware corporation, and USDS, INC. a Delaware corporation, and (b) 65% of the voting Capital Stock and 100% of the nonvoting Capital Stock of ALARM PROTECTION SERVICES LTD., an Uganda company, ARMOR GROUP KENYA LIMITED, a Kenya company, ARMOR (SPECIAL CLEARANCE SERVICES) LTD., a British Virgin Islands company, ARMOR GROUP (ASIA PACIFIC) CO. LIMITED, a British Virgin Islands company, and GORANDEL TRADING LIMITED, a Cyprus company (each of the entities listed in clause (a) or (b) of this Section 2, a "New Issuer", collectively the "New Issuers"), in each case listed in Schedule I hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuers in respect of such Capital

Stock while the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock") and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender a first security interest in the Additional Pledged Stock and all Proceeds thereof. From and after the date of this Supplement, as used in the Pledge Agreement as supplemented by this Supplement and for all purposes of the Pledge Agreement as so supplemented, "Pledged Stock" shall be deemed to include the Additional Pledged Stock and "Issuers" shall be deemed to include the New Issuers.

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the "Pledged Stock" to include the Additional Pledged Stock, with references to the "Issuers" therein to include the New Issuers, and with references to the Pledge Agreement to mean the Pledge Agreement as supplemented hereby. The Pledgor further represents and warrants that the Pledged Stock listed on Schedule I constitute all the issued and outstanding Capital Stock of the Issuers constituting Domestic Subsidiaries of the Borrower and 65% of the voting Capital Stock and 100% of the nonvoting Capital Stock, if any, of the Issuers constituting Foreign Subsidiaries of the Borrower and are represented by the certificates listed thereon.

         4. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement, Schedule I to the Pledge Agreement shall be deemed to include each item listed on Schedule I to this Supplement. This Supplement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                            (SIGNATURE PAGES FOLLOW)

            IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered as of the date first above written.


                                        ARMOR HOLDINGS, INC.



                                        By_______________________
                                            Name:  Robert R. Schiller
                                            Title: Chief Financial Officer



         Accepted and Agreed

              BANK OF AMERICA, N.A.,
              as Administrative Agent


              By_______________________
              Name:  Brian K. Keeney
              Title: Vice President

                                                                   SCHEDULE I to
                                            Borrower Pledge Agreement Supplement

                     DESCRIPTION OF ADDITIONAL PLEDGED STOCK

NAME OF                    NAME OF                            CAPITAL STOCK     CAPITAL STOCK         NO. OF CAPITAL      CAPITAL
PLEDGOR                    ISSUER                             AUTHORIZED        ISSUED AND            STOCKS PLEDGED      STOCK NO.
                                                                                OUTSTANDING

Armor Holdings, Inc.       Armor Brands, Inc.                 1,000 Common      100  Shares Issued    100 Shares             1
                                                              Shares            and Outstanding

Armor Holdings, Inc.       Armor Group Integrated Systems,    1,500 Common      100 Shares Issued     100 Shares             1
                           Inc.                               Shares            and Outstanding

Armor Holdings, Inc.       Armor Holdings GP, LLC             N/A               N/A                   100% of Membership     2
                                                                                                      Interest



Armor Holdings, Inc.       Armor Holdings LP, LLC             N/A               N/A                   100% of Membership     1
                                                                                                      Interest

Armor Holdings, Inc.       Bengal Acquisition Corp.           1,500 Common      100 Shares Issued     100 Shares             1
                                                              Shares            and Outstanding

Armor Holdings, Inc.       Break-Free Armor Corp.             1,500 Common      100 Shares Issued     100 Shares             1
                                                              Shares            and Outstanding


Armor Holdings, Inc.       Global Support Systems, Inc.       1,500 Common      100 Shares Issued     100 Shares             1
                                                              Shares            and Outstanding

Armor Holdings, Inc.       Lightning Powder Company, Inc.     1,500 Common      100 Shares Issued     100 Shares             1
                                                              Shares            and Outstanding

Armor Holdings, Inc.       Monadnock Lifetime Products,       1,500 Common      100 Shares Issued     100 Shares             1
                           Inc. (DE)                          Shares            and Outstanding



Armor Holdings, Inc.       Network Audit Systems, Inc.        1,500 Common      100 Shares Issued     100 Shares             2
                                                              Shares            and Outstanding

Armor Holdings, Inc.       New Technologies Armor, Inc.       1,500 Common      100 Shares Issued     100 Shares             1
                                                              Shares            and Outstanding

Armor Holdings, Inc.       USDS, Inc.                         1,500 Common      100 Shares Issued     100 Shares             2
                                                              Shares            and Outstanding


Armor Holdings, Inc.       Alarm Protection Services Ltd.     Ush 2,000,000     10,000                6,500                  ____

Armor Holdings, Inc.       Armor Group Kenya Limited          20,000/Kshs 100   100 Shares            65 Shares              5
                                                              Shares

Armor Holdings, Inc.       Armor (Special Clearance           50,000 Shares     100 Shares            65 shares              2
                           Services) Ltd.



Armor Holdings, Inc.       Armor Group (Asia Pacific) Co.     50,000 Shares     1,200 Shares          780 Shares             21
                           Limited

Armor Holdings, Inc.       Gorandel Trading Limited           1,000 Shares      1,000 (500 issued     500                    ____
                                                                                to Armor Holdings,
                                                                                Inc.)

                                                      Borrower Pledge Agreement

                                                           ANNEX I to Supplement

                           ACKNOWLEDGMENT AND CONSENT

            Each of the undersigned, the New Issuers referred to in the foregoing Supplement to Pledge Agreement, hereby acknowledges receipt of a copy thereof and of the Pledge Agreement referred to therein and agree to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to them. The undersigned agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement. The undersigned further agrees that the terms of
Section 9(c) of the Pledge Agreement shall apply to them, mutatis mutandis, with respect to all actions that may be required of them under or pursuant to or arising out of Section 9 of the Pledge Agreement.


                                          BENGAL ACQUISITION CORP.



                                          By_______________________
                                              Name:  Robert R. Schiller
                                              Title: Vice President


                                          ARMOR BRANDS, INC.



                                          By_______________________
                                              Name:  Stephen E. Croskrey
                                              Title: President


                                          ARMORGROUP INTEGRATED SYSTEMS, INC.



                                          By_______________________
                                              Name:  Robert R. Schiller
                                              Title: Secretary

                                          ARMOR HOLDINGS GP, LLC



                                          By_______________________
                                              Name:  Robert R. Schiller
                                              Title: Vice President


                                          ARMOR HOLDINGS LP, LLC



                                          By_______________________
                                              Name:  Robert R. Schiller
                                              Title: Vice President


                                          BREAK-FREE ARMOR CORP.



                                          By_______________________
                                              Name:  Todd Smith
                                              Title: Secretary


                                          GLOBAL SUPPORT SYSTEMS, INC.



                                          By_______________________
                                              Name:  Mark Williams
                                              Title: Secretary and Treasurer


                                          LIGHTNING POWDER COMPANY, INC.



                                          By_______________________
                                              Name:  Todd Smith
                                              Title: Secretary

                                          MONADNOCK LIFETIME PRODUCTS,
                                            INC., a Delaware corporation



                                          By_______________________
                                              Name:  Todd Smith
                                              Title: Secretary


                                          NETWORK AUDIT SYSTEMS, INC.



                                          By_______________________
                                              Name:  Robert R. Schiller
                                              Title: Secretary


                                          NEW TECHNOLOGIES ARMOR, INC.



                                          By_______________________
                                              Name:  Robert R. Schiller
                                              Title: Vice President


                                          USDS, INC.



                                          By_______________________
                                              Name:  Stephen E. Croskrey
                                              Title: Secretary

                                                      Borrower Pledge Agreement


                                           ALARM PROTECTION SERVICES LTD.



                                           By_______________________
                                               Name:  Fraser Brown
                                               Title:    Director


                                           ARMOR GROUP KENYA LIMITED



                                           By_______________________
                                               Name:  David J. Seaton
                                               Title:    Director


                                           ARMOR (SPECIAL CLEARANCE
                                               SERVICES) LTD.



                                           By_______________________
                                               Name:  David J. Seaton
                                               Title:    Director


                                           ARMOR GROUP (ASIA PACIFIC) CO., LTD.



                                           By_______________________
                                               Name:
                                               Title:


                                           GORANDEL TRADING LIMITED



                                           By_______________________
                                               Name:  David J. Seaton
                                               Title:    Director